IVY VARIABLE INSURANCE PORTFOLIOS

Delaware VIP Real Estate Securities
(formerly, Delaware Ivy VIP Securian Real Estate Securities) (the “Portfolio”)

Supplement to the Portfolio’s Summary Prospectus
dated April 29, 2022, as amended

On July 29, 2022 (the “Effective Date”), all references to the Portfolio name were changed to “Delaware VIP Real Estate Securities” and the following replaces the information in the section entitled “Who manages the Portfolio? — Investment manager and Sub-advisor”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title	Start date on the Portfolio
Matthew Hodgkins	Head of Americas Listed Real Estate	July 2022

Sub-advisors

Macquarie Investment Management Global Limited

Portfolio managers	Title	Start date on the Portfolio
James Maydew	Head of Global Listed Real Estate	July 2022

Macquarie Investment Management Europe Limited

Portfolio managers	Title	Start date on the Portfolio
Ryan Watson	Head of European Listed Real Estate	July 2022

Macquarie Funds Management Hong Kong Limited

Portfolio managers	Title	Start date on the Portfolio
Jessica Koh	Head of Asia Listed Real Estate	July 2022

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2022.